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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (date of earliest event reported): April 24, 2006

                               TELULAR CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                    0-23212                36-3885440
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
         Incorporation)               File Number)       Identification Number)

 647 North Lakeview Parkway, Vernon Hills, Illinois              60061
      (Address of Principal Executive Offices)                 (Zip Code)

                                 (847) 247-9400
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

     On April 21, 2006, Telular Corporation (the "Company") entered into an Asset Purchase Agreement (the "Purchase Agreement") with CSI Wireless Inc. and CSI Wireless LLC (together, the "Sellers"), pursuant to which the Company has agreed to acquire substantially all of the assets and assume certain liabilities of the Sellers' fixed wireless division business. Pursuant to the terms of the Purchase Agreement, at closing the Company has agreed to pay $3.4 million in cash and issue 1,931,745 shares of its common stock, subject to a working capital adjustment. The Purchase Agreement also includes an earn-out provision based on future performance that could result in the Sellers receiving up to 1,159,047 additional shares of Telular common stock. The closing of the transaction is subject to customary closing conditions, including the receipt of third-party consents.

     The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which the Company intends to file as an exhibit to a later filing with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits.

         (d)  Exhibits

         99.1 Press Release issued by Telular Corporation dated April 24, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 26, 2006

                                                 TELULAR CORPORATION


                                                 /s/ JEFFREY L. HERRMANN
                                                 -------------------------------
                                                 Jeffrey L. Herrmann
                                                 Executive Vice President,
                                                 Chief Operating Officer and
                                                 Chief Financial Officer

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                               TELULAR CORPORATION
                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                              DATED APRIL 24, 2006

Exhibit
Number        Document Name
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99.1          Press Release dated April 24, 2006